Financial risk management - Summary of reconciliation of the group's cash net of debt to total consolidated equity (Details) - EUR (€) € in Thousands	Jun. 30, 2024	Dec. 31, 2023	Jun. 30, 2023	Dec. 31, 2022
Financial risk management
Cash net of debt	€ 108,410	€ 40,251
Total equity	92,724	165,628	€ 243,737	€ 300,806
Total capital	€ 201,134	€ 205,879
Gearing ratio	53.90%	20.00%